The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 9, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)






                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

         On December 9, 1997, Integon Corporation (the "Company") issued a press release announcing that it has determined tender offer prices. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.  Exhibits

         (c)      Exhibits.

                    Exhibit Number          Description

                           99.1 Press Release dated December 9, 1997 issued by the Company.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                INTEGON CORPORATION


  December 9, 1997                    By:      /s/ Steven C. Andrews
  ----------------                             -------------------------
       Date                                    Steven C. Andrews
                                               Executive Vice President and
                                               Chief Operating Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                Description                      Page No.
--------------                -----------                      --------

     99.1            Press Release dated December 9, 1997        5
                     issued by the Company

                                  Exhibit 99.1
                                  ------------

                     PRESS RELEASE DATED December 9, 1997
                             ISSUED BY THE COMPANY

                                  Exhibit 99.1
Press Release
                                                              December 9, 1997

                     INTEGON DETERMINES TENDER OFFER PRICES

For Immediate Release

December 9, 1997 -- Integon Corporation today announced that it has determined the prices for the previously announced tender offers for its 8% Senior Notes due 1999 and 9 1/2% Senior Notes due 2001 (collectively, the "Securities"). The Securities are subject to concurrent cash tender offers and consent solicitations, which commenced on November 12, 1997. As previously announced, the tender offers will expire at midnight, New York City time, on Wednesday, December 10, 1997, unless extended. Holders may tender their Securities until such expiration time. Morgan Stanley Dean Witter is the dealer manager for the tender offers.

Under the terms of the tender offers, the total consideration for each $1,000 principal amount of the two notes of Integon will be calculated separately, based on the yield on an applicable United States Treasury reference security, plus an applicable fixed spread, plus accrued and unpaid interest.

                            8% Notes due 8/15/99       9 1/2% Notes due 10/15/01
                            --------------------       -------------------------
UST Reference Security         5 7/8% due 8/99             6 1/4% due 10/01

Fixed Spread                        0.10%                        0.15%

CUSIP No.                         45810FAA9                    45810FAB7

Total Consideration               $1,057.70                    $1,129.48

Consent Payment                    $20.00                        $20.00

Tender Offer Consideration        $1,037.70                    $1,109.48

Security holders must consent to the proposed amendments in order to validly tender. Holders tendering after 5:00 p.m., New York City time, on November 25, 1997, will not be entitled to receive the consent payment. Payments will be paid on the third trading day following the expiration of the applicable tender offer.

Questions regarding the terms of the tender offers may be forwarded to Morgan Stanley at 800-624-1808. Copies of the offer documents may be obtained by calling D. F. King & Co. at 800-290-6424.

This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The offers are only made pursuant to the offering documents.

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